UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-07434

The Stratton Funds, Inc.

(Exact name of registrant as specified in charter)

610 W. Germantown Pike, Suite 300 Plymouth Meeting, PA	19462-1050
(Address of principal executive offices)	(Zip code)

Patricia L. Sloan, Secretary/Treasurer

The Stratton Funds, Inc.

610 W. Germantown Pike, Suite 300

Plymouth Meeting, PA 19462-1050

(Name and address of agent for service)

Registrant’s telephone number, including area code: 610-941-0255

Date of fiscal year end: December 31

Date of reporting period: June 30, 2007

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports to Stockholders.

The Report to Shareholders is attached herewith.

June 30, 2007

Semi-Annual Report

STRATTON
MUTUAL FUNDS
Stability · Strategy · Success

DEAR FELLOW SHAREHOLDER:

RECORD CORPORATE LIQUIDITY = RECORD EQUITY SHRINKAGE

Corporations are awash with cash reflecting the combination of record levels of profitability and restrained capital spending. The ratio of liquid assets to the total stock market capitalization recently reached a twenty-five year high of 14%. While S&P 500 dividends have increased over 60% during the last several years, the payout ratio remains historically low at 29%, providing the capacity for additional dividend hikes. The huge cash balances have fueled record levels of stock buybacks and acquisition activity. Share repurchases, which averaged only 1.5% of the market capitalization through 2004 jumped to 3.4% last year. The result has been a record level of net equity shrinkage. U.S. equities are being reduced at the rate of $500 billion a year through buybacks and leveraged buyouts. A new factor has developed to incent corporate managements to spend cash on stock buybacks; that is the presence and large funding reserves of private equity funds. They have the capacity to buy entire companies if they appear underpriced. To reduce that threat companies are more aggressive in buying back their own stock today.

THE STOCK MARKET

We believe that stock market valuation levels are below average. The current price/earnings multiple on the S&P 500 is 15.75x, versus a normal ratio of around 16.75 to 17x. This is despite a slowdown in the core inflation rate to the 2% level. Lower inflation rates normally produce higher price/earnings ratios. At the present time we have been favoring stocks with business cycle exposure over defensive issues as we see signs of the business cycle picking up especially within the global industrial sectors. We have been avoiding consumer durable goods companies and of course, housing stocks as we think the consumer financial condition has been seriously weakened.

We do not expect rate cuts from the Federal Reserve in the near term, and we do not think they are necessary to propel stock prices higher. We do believe that there will be a continuation of the LBO (Leveraged Buyout) phase of this market which has driven many companies into private equity hands. There is no reason to expect any change in the rate of net equity shrinkage from all sources in the next twelve months. We think this will drive stock prices to continue the trends that were shown over the first six months of 2007.

STRATTON FUNDS

The level of assets in Stratton Funds exceeded $1.1 billion as of June 30, 2007. Thank you to all of our investor shareholders who made this possible.

Sincerely yours,

James W. Stratton
Chairman

August 15, 2007

Distributed by PFPC Distributors, Inc., 760 Moore Road, King of Prussia, PA 19406-1212.
Date of first use, August 2007. This report is to be preceded or accompanied by a Prospectus.
All indices are unmanaged groupings of stocks that are not available for investment.

PORTFOLIO MANAGERS’ COMMENTARY

Stratton Multi-Cap Fund—Jim Stratton

After the disappointing performance of 2006, it is nice to report that the performance in the first six months of 2007 was superior. Total return for the Fund was 13.96% through June 30th as compared to 6.96% for the S&P 500 Index. A significant part of this return was generated by our Energy holdings which represent 25.7% of the portfolio. The other major industry investments are Technology 15.4%, Insurance 10.9%, Capital Goods 9.8% and Banking 9.3%.

During the quarter we eliminated five holdings. Four of the five holdings were companies that disappointed with their fundamental outlook, either in quarterly earnings or forecasted earnings for the remainder of the year. The fifth sale deserves particular explanation. Texas Utilities was sold realizing a very large capital gain. This company is being acquired by a privately led buyout group for cash and the price reflects the final takeout value. We chose to take the proceeds now and redeploy them among a number of new investments.

We believe the outlook for the markets continues to reflect strong earnings gains in many sectors of the economy, especially Technology, Capital Goods and Materials. In addition, companies are devoting a large part of their free cash flow to buying back shares. There is net reduction of that equity outstanding which is very beneficial to the remaining shareholders. Many of your portfolio holdings have announced new and larger buyback programs.

Portfolio holdings are as of 6/30/07, they are subject to change at any time.

The performance data quoted represents past performance and does not guarantee future results.

Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained at www.strattonfunds.com. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The graph and table do not reflect the deduction of the taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The graph below illustrates the increase in value of a $10,000 investment in Stratton Multi-Cap Fund with all dividend income and capital gains distributions reinvested.

FUND HIGHLIGHTS

Stratton Multi-Cap Fund

	June 30, 2007	March 31, 2007
Total Net Assets	$101,298,466	$95,635,844
Net Asset Value Per Share	$45.16	$43.93
Shares Outstanding	2,243,262	2,177,244

Portfolio Changes For the Quarter Ended June 30, 2007 (unaudited)

New Holdings (Percentage of Total Net Assets)	Eliminated Holdings
American International Group, Inc. (0.7%)	Amgen, Inc.
Corning, Inc. (1.5%)	FedEx Corp.
Freeport-McMoRan Copper & Gold, Inc. (3.3%)	The Home Depot, Inc.
Terex Corp. (1.2%)	Seagate Technology
Waste Management, Inc. (1.3%)	TXU Corp.

Industry Categories June 30, 2007 (unaudited)

Energy	25.7%
Technology	15.4%
Insurance/Services	10.9%
Capital Goods	9.8%
Banking/Financial	9.3%
Basic Materials	7.8%
Consumer Services	4.5%
Transportation	3.4%
Industrial	2.4%
Health Care	2.0%
Utilities	1.8%
Telecommunications	1.6%
Business Services	1.4%
Retailing	1.0%

Ten Largest Holdings June 30, 2007 (unaudited)

	Market Value	Percent of TNA
Valero Energy Corp.	$8,213,232	8.1%
NCR Corp.	5,254,000	5.2
Penn Virginia Corp.	4,824,000	4.8
Vulcan Materials Co.	4,581,600	4.5
The Charles Schwab Corp.	4,514,400	4.4
Lehman Brothers Holdings, Inc.	4,471,200	4.4
AMETEK, Inc.	4,464,000	4.4
XTO Energy, Inc.	3,605,980	3.6
Occidental Petroleum Corp.	3,472,800	3.4
Burlington Northern Santa Fe Corp.	3,405,600	3.4

	$46,806,812	46.2%

Portfolio holdings are subject to change and may not represent current compositions of the portfolio.

PORTFOLIO MANAGERS’ COMMENTARY

Stratton Monthly Dividend REIT Shares—Jim Beers

REITs have shown significant volatility through the first half of 2007. The Fund was down -5.97% in the second quarter and is down -4.56% for the year-to-date period ended June 30, 2007. Our shareholders can take some comfort in knowing that the indices have fared far worse during this year. The NAREIT Equity Index was down -9.04% during the quarter and the Morgan Stanley REIT Index was down -9.57%.

Though REITs have underperformed other asset classes in 2007, underlying fundamentals continue to show strength, particularly in central business districts and high barrier to entry markets. Private equity buyers have continued to show interest in property-related stocks and merger and acquisition activity has continued in several sectors of the REIT group. In the Fund, we eliminated two Lodging stocks, Innkeepers USA Trust and Winston Hotels, Inc. Both stocks were being taken private at a premium to their current stock price. We have allowed our Lodging exposure to drop temporarily as we look for new opportunities.

We remain optimistic about the Health Care REIT sector, since these companies do not feel the effects of changes in the economy as much as other REIT sectors. These companies have steady, growing dividends with inflation-like earnings growth. We are convinced that despite the threat of cuts in government reimbursement programs the demographics support our long-term commitment to this group.

We continue to like the Apartment REIT sector as well, as existing home sales continue to be weak, pushing up the supply of homes available for sale. Many would-be buyers may be taking a wait-and-see approach before diving into a new home purchase. Additionally, lending standards continue to tighten, shutting many renters out of the home buying game. Apartment owners continue to have some bargaining power when negotiating new leases and have begun pushing rental rates up for shorter, month-to-month leases.

Portfolio holdings are as of 6/30/07, they are subject to change at any time.

Real Estate Funds may be subject to a higher degree of market risk because of concentration in a specific industry or geographic sector. Risks include declines in the value of real estate, general and economic conditions, changes in the value of the underlying property and defaults by borrowers.

The performance data quoted represents past performance and does not guarantee future results.

Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained at www.strattonfunds.com. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The graph and table do not reflect the deduction of the taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The graph below illustrates the increase in value of a $10,000 investment in Stratton Monthly Dividend REIT Shares with all dividend income and capital gains distributions reinvested.

FUND HIGHLIGHTS

Stratton Monthly Dividend REIT Shares

	June 30, 2007	March 31, 2007
Total Net Assets	$136,741,337	$158,935,767
Net Asset Value Per Share	$34.08	$39.06
Shares Outstanding	4,012,303	4,068,629

Portfolio Changes For the Quarter Ended June 30, 2007 (unaudited)

New Holdings (Percentage of Total Net Assets)	Eliminated Holdings
None	Innkeepers USA Trust
Winston Hotels, Inc.

Industry Categories June 30, 2007 (unaudited)

Health Care	22.5%
Apartments	19.6%
Office	13.3%
Industrial	9.2%
Lodging	8.9%
Regional Malls	7.2%
Diversified	6.2%
Net Lease	5.3%
Shopping Centers	1.0%

Ten Largest Holdings June 30, 2007 (unaudited)

	Market Value	Percent of TNA
Glimcher Realty Trust	$5,375,000	3.9%
Apartment Investment & Management Co. Class A	5,294,100	3.9
Ventas, Inc.	5,256,250	3.8
Liberty Property Trust	5,144,203	3.8
National Health Investors, Inc.	5,075,200	3.7
National Retail Properties, Inc.	4,918,500	3.6
Nationwide Health Properties, Inc.	4,896,000	3.6
EastGroup Properties, Inc.	4,820,200	3.5
Lexington Realty Trust	4,784,000	3.5
Hospitality Properties Trust	4,771,350	3.5

	$50,334,803	36.8%

Portfolio holdings are subject to change and may not represent current compositions of the portfolio.

PORTFOLIO MANAGERS’ COMMENTARY

Stratton Small-Cap Value Fund—Jerry Van Horn

For the second quarter of 2007, Stratton Small-Cap Value Fund posted a total return of +4.77%, outpacing the Russell 2000 Value Index return of +2.30% and the Russell 2000 Index return of +4.42%. Through the first six months of 2007, the Fund has generated a total return of +8.15% relative to +3.80% for the Russell 2000 Value Index and +6.45% for the Russell 2000 Index.

The portfolio’s out-performance during the second quarter was aided by positive sector and stock selection in four areas: Financials, Technology, Energy and Producer Durables. Financials were the largest contributor to the Fund’s relative performance. The Fund was underexposed to both the REIT and Bank industries which were laggards within the benchmark during the quarter. In addition, the Fund generated positive stock selection within both groups aided by two REIT takeovers (Innkeepers USA Trust and Equity Inns, Inc.) and strong performance by the Fund’s largest bank holding, SVB Financial Group. Within the Technology sector, the Fund continued to benefit from the strong performance of two of its largest holdings, CommScope, Inc. and Anixter International, Inc. The Energy sector performed well through the second quarter as both natural gas E&P companies and service companies continued to benefit from the first quarter cold snap and strong commodity pricing. Within the Producer Durables sector, the Fund benefited from continued execution from two of the Fund’s long-term holdings, Cascade Corp. and Terex Corp. in addition to a slight overexposure to the sector.

Detractors from relative performance during the quarter included negative sector and stock selection in the Auto & Transportation sector along with negative stock selection within the Consumer Staples sector. Performance in the Auto & Transportation sector was hindered by disappointing performance from portfolio holding Alaska Air Group, Inc. Performance lagged within the Staples sector as portfolio holdings lagged their peers during the quarter.

Portfolio holdings are as of 6/30/07, they are subject to change at any time.

Small company stocks are generally riskier than larger company stocks due to greater volatility and less liquidity.

The performance data quoted represents past performance and does not guarantee future results.

Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained at www.strattonfunds.com. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The graph and table do not reflect the deduction of the taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The graph below illustrates the increase in value of a $10,000 investment in Stratton Small-Cap Value Fund with all dividend income and capital gains distributions reinvested.

FUND HIGHLIGHTS

Stratton Small-Cap Value Fund

	June 30, 2007	March 31, 2007
Total Net Assets	$862,525,665	$816,915,529
Net Asset Value Per Share	$51.81	$49.99
Shares Outstanding	16,647,512	16,342,652

Portfolio Changes For the Quarter Ended June 30, 2007 (unaudited)

New Holdings (Percentage of Total Net Assets)	Eliminated Holdings
The Gymboree Corp. (1.6%)	Circuit City Stores, Inc.
Sterling Bancshares, Inc. (0.2%)	Houston Exploration Co.
Pacific Sunwear of California, Inc.
PolyOne Corp.

Industry Categories June 30, 2007 (unaudited)

Technology	15.7%
Banking/Financial	12.7%
Energy	11.3%
Health Care	10.5%
REITs	9.8%
Capital Goods	8.3%
Utilities	6.0%
Consumer Staples	4.3%
Aerospace/Defense	3.7%
Entertainment	3.3%
Basic Materials	2.8%
Business Services	2.7%
Retailing	1.9%
Insurance/Services	1.6%
Transportation	1.0%

Ten Largest Holdings June 30, 2007 (unaudited)

	Market Value	Percent of TNA
CommScope, Inc.	$23,340,000	2.7%
Anixter International, Inc.	19,494,432	2.2
Equity Inns, Inc.	18,804,800	2.2
Terex Corp.	18,292,500	2.1
Armor Holdings, Inc.	18,242,700	2.1
Belden, Inc.	17,966,610	2.1
Parametric Technology Corp.	16,963,850	2.0
SVB Financial Group	16,729,650	1.9
TETRA Technologies, Inc.	16,265,760	1.9
Superior Energy Services, Inc.	16,167,600	1.9

	$182,267,902	21.1%

Portfolio holdings are subject to change and may not represent current compositions of the portfolio.

STRATTON MULTI-CAP FUND

What is the Fund’s investment objective?

The primary objective of SMCF is to seek long-term growth of capital. The Fund also seeks current income from interest and dividends as a secondary objective. The Fund’s investments will normally consist of common stocks, including dividend-paying stocks, that are of well-established U.S. companies that the advisor believes are undervalued. The Fund may invest in companies with no restriction as to market capitalization.

What is the investment philosophy used in managing the Fund?

The advisor focuses on common stocks of companies with strong cash flow. Companies often share excess cash flow by paying above-average dividends to shareholders. The advisor looks at characteristics such as strong dividend growth rates and healthy dividend coverage when selecting potential buy candidates. The advisor believes that companies which consistently strive to increase their dividends tend to offer the potential of above-average returns. Fundamental analysis is conducted by the advisor on other important characteristics such as the earnings outlook, management strengths, and industry competitive position.

In certain situations, the advisor may buy stocks with strong cash flow that do not currently pay a dividend. In all cases, these companies have the potential for initiating a cash dividend or a large stock buyback to return excess cash flow to shareholders.

Why are value stocks so important to the Fund’s portfolio?

Value stocks are stocks that appear to be under-priced based on traditional measures such as lower price-to-earnings and price-to-cash flow ratios. The advisor believes that undervalued companies with good earnings prospects have superior appreciation potential with reasonable levels of risk.

What are the primary investment characteristics of the portfolio?

•	Average price-to-earnings on the portfolio holdings will normally be substantially less than that of the S&P 500 Index.

•	Approximately 40-50 companies are held.

•

By combining below average valuation with low price volatility (beta), SMCF should have the potential to produce good relative performance in rising markets and above average relative performance in falling markets.

STRATTON MONTHLY DIVIDEND REIT SHARES

What is the Fund’s investment objective?

The primary objective of SMDS is to seek a high rate of return from dividend and interest income. The Fund invests, under normal circumstances, at least 80% of its net assets plus any borrowings for investment purposes (measured at the time of purchase) in common stocks and other equity securities of real estate investment trusts (“REITs”).

What is the investment philosophy used in managing the Fund?

The Fund is managed to provide a high level of monthly income to its shareholders and therefore looks for companies that have strong dividend payouts. There are several types of real estate properties that are owned by REITs, including apartment complexes, office buildings, hotels, health care facilities, shopping centers and shopping malls. The portfolio is diversified across several sectors within the REIT industry.

Why are dividend-paying companies so important to the Fund’s portfolio?

Current income is of paramount importance or consideration for the SMDS portfolio. The Fund needs higher yielding securities to maintain its own attractive dividend payout. REITs satisfy this income requirement while also offering the potential for dividend growth and capital appreciation. REITs must distribute 90% of their net investment income; therefore, as the earnings of REITs grow, increases in dividends should follow.

What are the primary investment characteristics of the portfolio?

•	The portfolio is comprised of high dividend paying securities.

•	Approximately 40 companies are held.

•	SMDS is managed to provide a high level of current monthly income, and to offer the potential for dividend growth and capital appreciation.

There are risks involved with any investment. This Fund is concentrated in REIT securities, which means it may be subject to special risks, as described on page 4.

STRATTON SMALL-CAP VALUE FUND

What is the Fund’s investment objective?

The primary objective of SSCV is to seek long-term capital appreciation. The Fund seeks to achieve this objective by investing at least 80% of its assets plus any borrowings for investment purposes (measured at the time of purchase) in common stock and securities convertible into common stock of small capitalization companies. The Fund’s investment universe consists of small-cap companies, defined as those with market capitalizations, at the time of purchase, that are below the market capitalization of the largest company in the Russell 2000 Index. These common stocks are of well-established U.S. companies that the advisor believes are undervalued.

What is the investment philosophy used in managing the Fund?

The advisor believes that investing in securities with attractive valuations relative to their peers and exhibiting positive momentum in earnings revisions and price movement will result in above average long-term capital appreciation with below average volatility. A two-part investment process is employed that combines quantitative and qualitative research methods. Quantitatively, the advisor focuses on valuation, earnings momentum and, as a confirming factor, relative price strength. Fundamental valuation is the largest component of the quantitative aspect of the investment process and takes into consideration both a company’s valuation relative to its peers and its valuation relative to its private market value. Qualitatively, management seeks to identify business catalysts which will serve to drive future earnings growth, increase investor interest and expand valuation.

Why are value stocks so important to the Fund’s portfolio?

Value stocks are stocks that appear to be under-valued based on cash and earnings based valuation measures. The advisor believes that undervalued companies with positive earnings prospects have superior appreciation potential with reasonable levels of risk.

What are the primary investment characteristics of the portfolio?

•

Securities held in the portfolio generally trade at fundamental valuation levels, both cash and earnings based, which are below those of peer companies, and also exhibit positive momentum in earnings revisions and price movement. Companies also possess some business catalyst which the advisor feels will serve to increase cash flow, earnings growth and valuation levels.

•	Approximately 55 to 75 companies are held.

There are risks involved with any investment. This Fund is invested in small-cap stocks that tend to have a higher degree of market risk than large-cap stocks due to lack of liquidity, earnings risk, and price volatility.

SCHEDULE OF INVESTMENTS June 30, 2007 (unaudited)

Stratton Multi-Cap Fund

	Number of Shares	Market Value (Note 1)
COMMON STOCKS – 97.0%
Banking/Financial – 9.3%
CIT Group, Inc.	10,000	$548,300
Citigroup, Inc.	25,000	1,282,250
Commerce Bancorp, Inc. (NJ)	50,000	1,849,500
Lehman Brothers Holdings, Inc.	60,000	4,471,200
Morgan Stanley	15,000	1,258,200

		9,409,450

Basic Materials – 7.8%
Freeport-McMoRan Copper & Gold, Inc.	40,000	3,312,800
Vulcan Materials Co.	40,000	4,581,600

		7,894,400

Business Services – 1.4%
Waste Management, Inc.	35,000	1,366,750

Capital Goods – 9.8%
Caterpillar, Inc.	15,000	1,174,500
Ingersoll-Rand Co., Ltd. Class A	20,000	1,096,400
Rockwell Automation, Inc.	45,000	3,124,800
Terex Corp.†	15,000	1,219,500
Textron, Inc.	30,000	3,303,300

		9,918,500

Consumer Services – 4.5%
The Charles Schwab Corp.	220,000	4,514,400

Energy – 25.7%
Chesapeake Energy Corp.	88,000	3,044,800
EOG Resources, Inc.	40,000	2,922,400
Occidental Petroleum Corp.	60,000	3,472,800
Penn Virginia Corp.	120,000	4,824,000
Valero Energy Corp .	111,200	8,213,232
XTO Energy, Inc.	60,000	3,605,980

		26,083,212

Health Care – 2.0%
Abbott Laboratories	20,000	1,071,000
Johnson & Johnson	15,000	924,300

		1,995,300

Industrial – 2.4%
Parker Hannifin Corp.	25,000	2,447,750

Insurance/Services – 10.9%
The Allstate Corp.	30,000	1,845,300
American International Group, Inc.	10,000	700,300
Hartford Financial Services Group, Inc.	15,000	1,477,650
Lincoln National Corp.	20,000	1,419,000
MetLife, Inc.	25,000	1,612,000
Torchmark Corp.	15,000	1,005,000
UnitedHealth Group, Inc.	27,500	1,406,350
WellPoint, Inc†	20,000	1,596,600

		11,062,200

Retailing – 1.0%
McDonald’s Corp.	20,000	1,015,200

Technology – 15.4%
AMETEK, Inc.	112,500	4,464,000
Corning, Inc.†	60,000	1,533,000
Electronic Data Systems Corp.	40,000	1,109,200
Harris Corp.	40,000	2,182,000
International Business Machines Corp.	10,000	1,052,500
NCR Corp.†	100,000	5,254,000

		15,594,700

Telecommunications – 1.6%
AT&T, Inc.	40,000	1,660,000

Transportation – 3.4%
Burlington Northern Santa Fe Corp.	40,000	3,405,600

Utilities – 1.8%
PPL Corp.	40,000	1,871,600

Total Common Stocks
(Cost $53,195,288)		98,239,062

	Principal Amount
SHORT-TERM INVESTMENTS – 3.1%
PNC Bank Money Market Account 4.76%, due 07/02/07	$3,121,864	3,121,864

Total Short-Term Investments
(Cost $3,121,864)		3,121,864

Total Investments – 100.1%
(Cost $56,317,152*)		101,360,926
Liabilities in Excess of Other Assets – (0.1%)		(62,460)

NET ASSETS – 100.0%		$101,298,466

* Aggregate cost is $56,317,152 and net unrealized appreciation is as follows:

Gross unrealized appreciation		$45,171,284
Gross unrealized depreciation		(127,510)

Net unrealized appreciation		$45,043,774

† Non-income producing security

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS June 30, 2007 (unaudited)

Stratton Monthly Dividend REIT Shares

	Number of Shares	Market Value (Note 1)
COMMON STOCKS – 93.2%
Apartments – 19.6%
Apartment Investment & Management Co. Class A	105,000	$5,294,100
Archstone-Smith Trust	50,000	2,955,500
Camden Property Trust	70,000	4,687,900
Education Realty Trust, Inc.	10,000	140,300
Equity Residential	100,000	4,563,000
Mid-America Apartment Communities, Inc.	90,000	4,723,200
UDR, Inc.	170,000	4,471,000

		26,835,000

Diversified – 6.2%
Colonial Properties Trust	100,000	3,645,000
Lexington Realty Trust	230,000	4,784,000

		8,429,000

Health Care – 22.5%
Health Care Property Investors, Inc.	125,800	3,639,394
Health Care REIT, Inc.	90,000	3,632,400
Healthcare Realty Trust, Inc.	120,000	3,333,600
Medical Properties Trust, Inc.	100,000	1,323,000
National Health Investors, Inc.	160,000	5,075,200
Nationwide Health Properties, Inc.	180,000	4,896,000
Universal Health Realty Income Trust	110,000	3,663,000
Ventas, Inc.	145,000	5,256,250

		30,818,844

Industrial – 9.2%
DCT Industrial Trust, Inc.	150,000	1,614,000
EastGroup Properties, Inc.	110,000	4,820,200
First Industrial Realty Trust, Inc.	109,000	4,224,840
First Potomac Realty Trust	82,600	1,923,754

		12,582,794

Lodging – 8.9%
Equity Inns, Inc.	135,000	3,024,000
Hospitality Properties Trust	115,000	4,771,350
Sunstone Hotel Investors, Inc.	135,000	3,832,650
TravelCenters of America LLC†	11,500	465,175

		12,093,175

Net Lease – 5.3%
Getty Realty Corp.	90,000	2,365,200
National Retail Properties, Inc.	225,000	4,918,500

		7,283,700

Office – 13.3%
Brandywine Realty Trust	150,000	4,287,000
Highwoods Properties, Inc.	95,000	3,562,500
Liberty Property Trust	117,100	5,144,203
Parkway Properties, Inc.	75,000	3,602,250
SL Green Realty Corp.	12,983	1,608,464

		18,204,417

Regional Malls – 7.2%
Glimcher Realty Trust	215,000	5,375,000
Pennsylvania Real Estate Investment Trust	100,000	4,433,000

		9,808,000

Shopping Centers – 1.0%
Urstadt Biddle Properties, Inc. Class A	80,000	1,360,800

Total Common Stocks
(Cost $98,889,235)		127,415,730

	Principal Amount
SHORT-TERM INVESTMENTS – 6.7%
PNC Bank Money Market Account 4.76%, due 07/02/07	$9,189,158	9,189,158

Total Short-Term Investments
(Cost $9,189,158)		9,189,158

Total Investments – 99.9%
(Cost $108,078,393*)		136,604,888
Other Assets Less Liabilities – 0.1%		136,449

NET ASSETS – 100.0%		$136,741,337

* Aggregate cost is $108,078,393 and net unrealized appreciation is as follows:

Gross unrealized appreciation		$32,005,024
Gross unrealized depreciation		(3,478,529)

Net unrealized appreciation		$28,526,495

† Non-income producing security

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS June 30, 2007 (unaudited)

Stratton Small-Cap Value Fund

	Number of Shares	Market Value (Note 1)
COMMON STOCKS – 95.6%
Aerospace/Defense – 3.7%
Armor Holdings, Inc.†	210,000	$18,242,700
Moog, Inc. Class A†	311,925	13,759,012

		32,001,712

Banking/Financial – 12.7%
Affiliated Managers Group, Inc.†	120,250	15,483,390
BancorpSouth, Inc.	486,000	11,887,560
BankAtlantic Bancorp, Inc. Class A	388,400	3,344,124
BankUnited Financial Corp. Class A	300,000	6,021,000
Eaton Vance Corp.	80,000	3,534,400
First Midwest Bancorp, Inc.	360,000	12,783,600
Sterling Bancshares, Inc.	166,000	1,877,460
Sterling Financial Corp.	409,750	11,858,165
SVB Financial Group†	315,000	16,729,650
UCBH Holdings, Inc.	682,000	12,460,140
Webster Financial Corp.	268,000	11,435,560
WSFS Financial Corp.	35,000	2,290,050

		109,705,099

Basic Materials – 2.8%
Century Aluminum Co.†	235,000	12,838,050
Schnitzer Steel Industries, Inc. Class A	245,000	11,745,300

		24,583,350

Business Services – 2.7%
Aaron Rents, Inc.	499,500	14,585,400
Labor Ready, Inc.†	360,000	8,319,600

		22,905,000

Capital Goods – 8.3%
Cascade Corp.	136,500	10,707,060
Crane Co.	305,000	13,862,250
DRS Technologies, Inc.	272,395	15,600,062
Terex Corp.†	225,000	18,292,500
United Rentals, Inc.†	406,800	13,237,272

		71,699,144

Consumer Staples – 4.3%
Casey’s General Stores, Inc.	460,000	12,539,600
Ralcorp Holdings, Inc.†	240,000	12,828,000
Ruddick Corp.	399,000	12,017,880

		37,385,480

Energy – 11.3%
Cabot Oil & Gas Corp.	278,100	10,256,328
Foundation Coal Holdings, Inc.	200,000	8,128,000
Helix Energy Solutions Group, Inc.†	261,624	10,441,414
Hercules Offshore, Inc.†	390,000	12,628,200
Penn Virginia Corp.	186,200	7,485,240
Petrohawk Energy Corp.†	328,460	5,209,375
Superior Energy Services, Inc.†	405,000	16,167,600
TETRA Technologies, Inc.†	576,800	16,265,760
Universal Compression Holdings, Inc.†	145,000	10,508,150

		97,090,067

Entertainment – 3.3%
The Gymboree Corp.†	340,000	13,399,400
Isle of Capri Casinos, Inc.†	253,100	6,064,276
Landry’s Restaurants, Inc.	297,400	8,999,324

		28,463,000

Health Care – 10.5%
Amedisys, Inc.†	414,667	15,064,840
CONMED Corp.†	226,000	6,617,280
Henry Schein, Inc.†	88,500	4,728,555
LifePoint Hospitals, Inc.†	350,000	13,538,000
Respironics, Inc.†	200,000	8,518,000
Sciele Pharma, Inc.†	650,000	15,314,000
ViroPharma, Inc.†	890,000	12,282,000
West Pharmaceutical Services, Inc.	301,100	14,196,865

		90,259,540

Insurance/Services – 1.6%
Selective Insurance Group, Inc.	505,200	13,579,776

REITs – 9.8%
Equity Inns, Inc.	839,500	18,804,800
FelCor Lodging Trust, Inc.	581,000	15,123,430
Innkeepers USA Trust	771,000	13,669,830
Medical Properties Trust, Inc.	1,025,000	13,560,750
Nationwide Health Properties, Inc.	400,000	10,880,000
Sunstone Hotel Investors, Inc.	446,500	12,676,135

		84,714,945

Retailing – 1.9%
GameStop Corp. Class A†	296,742	11,602,612
Oxford Industries, Inc.	112,000	4,966,080

		16,568,692

Technology – 15.7%
Anixter International, Inc.†	259,200	19,494,432
Avocent Corp.†	493,000	14,301,930
Belden, Inc.	324,600	17,966,610
CommScope, Inc.†	400,000	23,340,000
Digital River, Inc.†	160,000	7,240,000
Komag, Inc.†	178,000	5,676,420
OmniVision Technologies, Inc.†	395,000	7,153,450
ON Semiconductor Corp.†	1,360,000	14,579,200
Packeteer, Inc.†	1,075,000	8,395,750

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS June 30, 2007 (unaudited) (continued)

Stratton Small-Cap Value Fund

	Number of Shares	Market Value (Note 1)
Technology – continued
Parametric Technology Corp.†	785,000	$16,963,850

		135,111,642

Transportation – 1.0%
Alaska Air Group, Inc.†	84,500	2,354,170
Freightcar America, Inc.	140,000	6,697,600

		9,051,770

Utilities – 6.0%
Avista Corp.	465,000	10,020,750
El Paso Electric Co.†	549,000	13,483,440
Energen Corp.	274,700	15,092,018
Southwest Gas Corp.	390,000	13,185,900

		51,782,108

Total Common Stocks
(Cost $658,969,309)		824,901,325

	Principal Amount
SHORT-TERM INVESTMENTS – 4.1%
PNC Bank Money Market Account 4.76%, due 07/02/07	$35,433,365	35,433,365

Total Short-Term Investments
(Cost $35,433,365)		35,433,365

Total Investments – 99.7%
(Cost $694,402,674*)		860,334,690
Other Assets Less Liabilities – 0.3%		2,190,975

NET ASSETS – 100.0%		$862,525,665

REIT – Real Estate Investment Trust
* Aggregate cost is $694,402,674 and net unrealized appreciation is as follows:

Gross unrealized appreciation		$191,727,112
Gross unrealized depreciation		(25,795,096)

Net unrealized appreciation		$165,932,016

† Non-income producing security

See accompanying notes to financial statements.

STATEMENTS OF ASSETS AND LIABILITIES

June 30, 2007 (unaudited)

	SMCF	SMDS	SSCV
ASSETS:
Investments in securities at value (cost $56,317,152, $108,078,393 and $694,402,674, respectively) (Note 1)	$101,360,926	$136,604,888	$860,334,690
Dividends and interest receivable	102,655	711,710	1,129,773
Receivable for shares sold	319,606	2,765	2,524,051
Receivable for investment securities sold	—	—	4,165,832
Other receivables	—	—	705
Prepaid expenses	16,385	13,009	40,987

Total Assets	101,799,572	137,332,372	868,196,038

LIABILITIES:
Payable for shares redeemed	433,813	509,718	3,585,467
Payable for investment securities purchased	—	—	1,399,035
Accrued advisory fee	—	—	420,624
Payable to affiliate	40,158	51,394	182,683
Distributions payable	—	—	815
Accrued expenses and other liabilities	27,135	29,923	81,749

Total Liabilities	501,106	591,035	5,670,373

NET ASSETS:
Applicable to 2,243,262, 4,012,303 and 16,647,512 shares outstanding, respectively[1]	$101,298,466	$136,741,337	$862,525,665

Net asset value, offering and redemption price per share	$45.16	$34.08	$51.81

SOURCE OF NET ASSETS:
Paid-in capital	$52,142,956	$97,091,928	$699,845,229
Undistributed net investment income (loss)	999	2,057,765	(159,855)
Accumulated net realized gain (loss) on investments	4,110,737	9,065,149	(3,091,725)
Net unrealized appreciation on investments	45,043,774	28,526,495	165,932,016

Net Assets	$101,298,466	$136,741,337	$862,525,665

[1]	SMCF: $0.10 par value, 10,000,000 shares authorized; SMDS: $1.00 par value, 10,000,000 shares authorized; SSCV: $0.001 par value, 200,000,000 shares authorized.

See accompanying notes to financial statements.

STATEMENTS OF OPERATIONS

Six Months Ended June 30, 2007 (unaudited)

	SMCF	SMDS	SSCV
INCOME:
Dividends	$579,545	$5,704,693	$3,542,957
Interest	102,020	261,868	1,196,532

Total Income	681,565	5,966,561	4,739,489

EXPENSES:
Advisory fees (Note 2)	368,045	491,085	2,554,347
Accounting/Administration services fees	54,103	83,457	291,388
Audit fees	12,821	15,288	12,822
Custodian fees	9,854	13,249	44,386
Directors’ fees	5,087	7,982	37,771
Legal fees	1,095	1,685	8,122
Miscellaneous fees	6,133	6,467	16,186
Printing and postage fees	14,716	17,122	81,754
Registration fees	17,435	12,873	29,473
Taxes other than income taxes	3,994	6,170	26,567
Transfer agent fees	45,891	62,874	289,517

Total Expenses	539,174	718,252	3,392,333

Net Investment Income	142,391	5,248,309	1,347,156

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on investments	6,810,739	12,211,298	(3,091,547)
Net increase (decrease) in unrealized appreciation on investments	5,987,005	(23,901,808)	65,704,456

Net realized and unrealized gain (loss) on investments	12,797,744	(11,690,510)	62,612,909

Net increase (decrease) in net assets resulting from operations	$12,940,135	$(6,442,201)	$63,960,065

See accompanying notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

	SMCF		SMDS
	6 Months Ended 6/30/07*	Year Ended 12/31/06	6 Months Ended 6/30/07*	Year Ended 12/31/06
OPERATIONS:
Net investment income	$142,391	$542,198	$5,248,309	$3,747,227
Net realized gain on investments	6,810,739	6,647,915	12,211,298	19,084,846
Net increase (decrease) in unrealized appreciation on investments	5,987,005	(5,477,630)	(23,901,808)	16,784,325

Net increase (decrease) in net assets resulting from operations	12,940,135	1,712,483	(6,442,201)	39,616,398

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income ($0.07 and $0.21 per share, respectively, for SMCF, $0.78 and $0.89 per share, respectively, for SMDS)	(141,538)	(542,570)	(3,190,544)	(3,747,227)
From realized gains on investments ($2.43 and $2.66 per share, respectively, for SMCF, $2.31 and $3.96 per share, respectively, for SMDS)	(5,206,432)	(6,800,803)	(8,845,196)	(16,356,837)

Total Distributions	(5,347,970)	(7,343,373)	(12,035,740)	(20,104,064)

CAPITAL SHARE TRANSACTIONS[1]	(5,829,829)	(68,421,519)	(10,240,472)	(7,416,300)

REDEMPTION FEES	4,122	179,144	8,936	10,897

Total increase (decrease) in net assets	1,766,458	(73,873,265)	(28,709,477)	12,106,931
NET ASSETS:
Beginning of period	99,532,008	173,405,273	165,450,814	153,343,883

End of period (including undistributed net investment income of $999 and $146, respectively, for SMCF, and $2,057,765 and $0, respectively, for SMDS)	$101,298,466	$99,532,008	$136,741,337	$165,450,814

	SSCV
	6 Months Ended 6/30/07*	Year Ended 12/31/06
OPERATIONS:
Net investment income (loss)	$1,347,156	$(364,386)
Net realized gain (loss) on investments	(3,091,547)	16,350,309
Net increase in unrealized appreciation on investments	65,704,456	43,383,528

Net increase in net assets resulting from operations	63,960,065	59,369,451

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income ($0.08 and $0.00 per share, respectively, for SSCV)	(1,321,881)	—
From realized gains on investments ($0.49 and $0.81 per share, respectively, for SSCV)	(8,056,777)	(11,335,121)

Total Distributions	(9,378,658)	(11,335,121)

CAPITAL SHARE TRANSACTIONS[1]	70,950,937	333,302,447

REDEMPTION FEES	58,878	184,675

Total increase in net assets	125,591,222	381,521,452
NET ASSETS:
Beginning of period	736,934,443	355,412,991

End of period (including undistributed net investment loss of $(159,855) and $(185,130), respectively, for SSCV)	$862,525,665	$736,934,443

*	Unaudited

See accompanying notes to financial statements.

CAPITAL SHARE TRANSACTIONS

[1]	A summary of capital share transactions follows:

	SMCF
	6 Months Ended 6/30/07*		Year Ended 12/31/06
	Shares	Value	Shares	Value
Shares issued	96,576	$4,272,942	979,268	$45,017,741
Shares reinvested from net investment income and capital gains distributions	102,570	4,618,767	152,460	6,484,832

	199,146	8,891,709	1,131,728	51,502,573
Shares redeemed	(335,617)	(14,721,538)	(2,661,958)	(119,924,092)

Net decrease	(136,471)	$(5,829,829)	(1,530,230)	$(68,421,519)

	SMDS
	6 Months Ended 6/30/07*		Year Ended 12/31/06
	Shares	Value	Shares	Value
Shares issued	69,070	$2,722,007	276,964	$10,594,586
Shares reinvested from net investment income and capital gains distributions	266,397	9,452,532	408,697	15,501,450

	335,467	12,174,539	685,661	26,096,036
Shares redeemed	(580,539)	(22,415,011)	(893,093)	(33,512,336)

Net decrease	(245,072)	$(10,240,472)	(207,432)	$(7,416,300)

	SSCV
	6 Months Ended 6/30/07*		Year Ended 12/31/06
	Shares	Value	Shares	Value
Shares issued	3,629,004	$181,477,520	9,656,891	$457,135,278
Shares reinvested from net investment income and capital gains distributions	143,923	7,473,912	190,559	9,120,182

	3,772,927	188,951,432	9,847,450	466,255,460
Shares redeemed	(2,342,501)	(118,000,495)	(2,841,680)	(132,953,013)

Net increase	1,430,426	$70,950,937	7,005,770	$333,302,447

*	Unaudited

See accompanying notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

June 30, 2007 (unaudited)

Note 1. – Significant Accounting Policies

Stratton Mutual Funds (the “Funds”) consist of Stratton Multi-Cap Fund, Inc. (“SMCF”), Stratton Monthly Dividend REIT Shares, Inc. (“SMDS”) and The Stratton Funds, Inc. (the “Company”), which operates as a series, consisting of Stratton Small-Cap Value Fund (“SSCV”). The Funds are registered under the Investment Company Act of 1940, as amended, as open-end management investment companies. The Funds offer diversified portfolios.

Investments in the Funds normally consist of common stock and securities convertible into or exchangeable into common stock. Each Fund has specific investment objectives:

The objective of SMCF is to seek long-term growth of capital with current income from interest and dividends as a secondary objective.

The objective of SMDS is to seek a high rate of return from dividend and interest income. Under normal conditions, at least 80% of the Fund’s net assets plus any borrowings for investment purposes (measured at the time of purchase) will be in common stocks and other equity securities of Real Estate Investment Trusts.

The objective of SSCV is to seek long-term capital appreciation through investment in the securities of small-cap companies. Certain risks associated with investing in small-cap stocks include greater earnings and price volatility in comparison to large companies. Earnings risk is partially due to the undiversified nature of small company business lines.

Due to the inherent risk of investments there can be no assurance that the objectives of the Funds will be met.

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America.

A. Security Valuation – Securities listed or admitted to trading on any national securities exchange are valued at their last sale price on the exchange where the securities are principally traded or, if there has been no sale on that date, at the mean between the last reported bid and asked prices. Securities traded in the over-the-counter market are valued at the official closing price if carried in the National Market Issues section by NASDAQ; other over-the-counter securities are valued at the mean between the closing bid and asked prices obtained from a principal market maker. All other securities and assets are valued at their “fair value” as determined in good faith by the Boards of Directors of the Funds, which may include the amortized cost method for securities maturing in 60 days or less and other cash equivalent investments.

B. Determination of Gains or Losses on Sales of Securities – Gains or losses on the sale of securities are calculated for accounting and tax purposes on the identified cost basis.

C. Federal Income Taxes – It is the Funds’ policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all taxable income to their shareholders. Therefore, no federal income tax provision is required.

D. Use of Estimates in Financial Statements – In preparing financial statements in conformity with accounting principles generally accepted in the United States of America, management makes estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of income and expenses during the reporting period. Actual results may differ from these estimates.

NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2007 (unaudited)

E. Other – Security transactions are accounted for on the date the securities are purchased or sold. Interest income is recorded on the accrual basis and dividend income on the ex-dividend date.

F. Distributions to Shareholders – Distributions to shareholders are recorded on the ex-dividend date. The character of distributions paid to shareholders is determined by reference to income as determined for income tax purposes, after giving effect to temporary differences between the financial reporting and tax basis of assets and liabilities, rather than income as determined for financial reporting purposes.

G. REITs – SMDS has made certain investments in Real Estate Investment Trusts (“REITs”) which pay dividends to their shareholders based upon available funds from operations. It is quite common for these dividends to exceed the REIT’s taxable earnings and profits resulting in the excess portion of such dividends being designated as a return of capital. The Fund intends to include the gross dividends from such REITs in its monthly distributions to its shareholders and, accordingly, a portion of the Fund’s distributions may also be designated as a return of capital.

H. Redemption Fee – The Funds impose a redemption fee of 1.50% on shares that are redeemed within 120 days of purchase. The charge is assessed on an amount equal to the net asset value of the shares at the time of redemption. The redemption fee is deducted from the proceeds otherwise payable to the redeeming shareholder. The redemption fees returned to the assets of the Funds are reflected in the Statements of Changes in Net Assets.

I. Recent Accounting Pronouncements – In July 2006, the Financial Accounting Standards Board (“FASB”) issued Interpretation No. 48, “Accounting for Uncertainty in Income Taxes and Interpretation of FASB Statement No. 109” (the “Interpretation”). The Interpretation establishes for all entities, including pass-through entities such as the Funds, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction) and requires certain expanded tax disclosures. The Interpretation is to be implemented no later than June 29, 2007 and is to be applied to all open tax years as of the date of effectiveness. Management has recently evaluated the application of the Interpretation to the Funds and there is no significance of its impact on the Funds’ financial statements.

In addition, in September 2006, the FASB issued Statement on Financial Accounting Standards (“SFAS”) No. 157, “Fair Value Measurements”. This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of SFAS No. 157 relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of June 30, 2007, Management does not believe the adoption of SFAS No. 157 will impact the amounts reported in the financial statements. However, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements reported on the statement of changes in net assets for a fiscal period.

NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2007 (unaudited)

Note 2. – During the six months ended June 30, 2007, the Funds paid advisory fees to Stratton Management Company (the “Advisor”) as follows: SMCF – $368,045; SMDS – $491,085; SSCV – $2,554,347. Management services are provided by the Advisor under agreements whereby the Advisor furnishes all investment advice, office space and facilities to the Funds and pays the salaries of the Funds’ officers. In return for these services, SMCF pays to the Advisor a monthly fee of 3/48 of 1% (annually 3/4 of 1%) of the daily net asset value of the Fund for such month. SMDS pays a monthly fee at an annual rate of 5/8 of 1% of the daily net asset value of the Fund for such month.

SSCV’s management fee under the new advisory agreement approved by SSCV’s shareholders on October 31, 2006 is based on a fixed monthly advisory fee of 1/12 of 0.90% of the Fund’s average daily net assets, which would not be subject to a performance adjustment. Under the advisory agreement in effect prior to October 31, 2006, (the “Prior Advisory Agreement”), SSCV’s management fee was based on an annual rate of 0.75% of average daily net assets, plus/minus a performance fee adjustment. The performance fee adjustment was calculated at the end of each month based upon the Fund’s performance during the last 24-month period (the “performance period”). The Fund’s performance, which was based on changes in its net asset value per share, was then compared with the performance of the Russell 2000 Index over the performance period. The Russell 2000 Index is a widely recognized unmanaged common stock index of small to medium size companies. When the Fund performed better than the Russell 2000 Index over the performance period, it paid the Advisor additional fees. If the Fund lagged the Russell 2000 Index over the performance period, the Advisor was paid less. Each 1.00% of the difference in performance between the Fund and the Russell 2000 Index during the performance period was equal to a 0.10% adjustment to the basic fee. The maximum annualized performance adjustment rate was +/-0.50% of average net assets over the performance period which would be added to or deducted from the advisory fee if the Fund outperformed or underperformed the Russell 2000 Index by 5.00%. For the period from November 1, 2006 to October 31, 2007, the monthly management fee payable by the Fund will be the lesser of 1/12 of 0.90% of average daily net assets and the Performance-Based Fee, as calculated in accordance with the Prior Advisory Agreement. The performance fee adjustment for the six months ended June 30, 2007 caused the advisory fee to decrease by $(571,948).

The officers and Directors of the Funds who are also officers or employees of the Advisor or administrator receive no direct compensation from the Funds for services to them. Effective January 1, 2007, each disinterested Director receives $2,000 for each meeting attended and an annual retainer of $8,000.

PFPC Trust Company serves as the Funds’ custodian and PFPC Distributors, Inc. serves as the Funds’ principal underwriter. PFPC Distributors, Inc. receives no fees for services in assisting in sales of the Funds’ shares but does receive an annual fee of $5,000 for each Fund for its services in connection with the registration of the Funds’ shares under state securities laws. PFPC Inc. serves as the Funds’ administrator, accounting and transfer agent. A Director of the transfer agent is also a Director of the Funds.

Note 3. – Purchases and sales of investment securities, excluding short-term investments, for the six months ended June 30, 2007 were as follows:

	SMCF	SMDS	SSCV
Cost of purchases	$12,944,571	$9,436,533	$120,982,523
Proceeds of sales	23,006,344	28,904,729	36,531,095

NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2007 (unaudited)

Note 4. – Distributions to Shareholders

The tax character of distributions paid during 2006 was as follows:

	SMCF	SMDS	SSCV
Distributions paid from:
Ordinary income	$542,570	$3,747,227	$11,877
Long-term capital gain	6,800,803	16,356,837	11,323,244

	$7,343,373	$20,104,064	$11,335,121

The tax character of distributions paid during the year ending December 31, 2007, will be reported in the Funds’ December 31, 2007 Annual Report.

As of December 31, 2006, the components of distributable earnings on a tax basis were as follows:

	SMCF	SMDS	SSCV
Undistributed ordinary income	$146	$237,556	$174,664
Undistributed long-term gain	2,506,430	5,707,729	7,881,935
Unrealized appreciation	39,056,769	52,182,065	100,042,430

Total Accumulated Earnings	$41,563,345	$58,127,350	$108,099,029

The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to timing differences of tax recognition of gains on certain securities and the deferral of losses on wash sales.

Note 5. – Reclassification

Permanent differences, incurred during the year ended December 31, 2006, resulting from differences in book and tax accounting have been reclassified at year end to undistributed net investment income, accumulated realized gain (loss) and paid-in capital as follows:

	SMCF	SMDS	SSCV
Increase (Decrease) Paid-In Capital	$—	$—	$96,411
Increase (Decrease) Undistributed Net Investment Income	—	—	191,133
Increase (Decrease) Accumulated Net Realized Gain (Loss)	—	—	(287,544)

Note 6. – Indemnification

Under the Funds’ organizational documents, their officers and Directors are indemnified against certain liability arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts with their vendors and others that provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds. However, based on experience, the Funds expect the risk of loss to be remote.

FINANCIAL HIGHLIGHTS

Stratton Multi-Cap Fund

The table below sets forth financial data for a share of capital stock outstanding throughout each period presented.

	6 Months Ended 6/30/07*	Years Ended December 31,
		2006	2005	2004	2003	2002
Net Asset Value, Beginning of Period	$41.82	$44.35	$40.69	$34.69	$25.46	$32.81

Income From Investment Operations
Net investment income	0.07	0.21	0.07	0.04	0.09	0.15
Redemption fees	— [3]	0.07	0.02	0.03	—	—
Net gains (losses) on securities (both realized and unrealized)	5.77	0.06	5.71	7.96	10.55	(7.12)

Total from investment operations	5.84	0.34	5.80	8.03	10.64	(6.97)

Less Distributions
Dividends (from net investment income)	(0.07)	(0.21)	(0.07)	(0.04)	(0.09)	(0.15)
Distributions (from capital gains)	(2.43)	(2.66)	(2.07)	(1.99)	(1.32)	(0.23)

Total distributions.	(2.50)	(2.87)	(2.14)	(2.03)	(1.41)	(0.38)

Net Asset Value, End of Period	$45.16	$41.82	$44.35	$40.69	$34.69	$25.46

Total Return	13.96%[2]	0.77%	14.49%	23.53%	42.19%	(21.38)%
Ratios/Supplemental Data
Net assets, end of period (in 000’s)	$101,298	$99,532	$173,405	$110,251	$56,749	$37,603
Ratio of expenses to average net assets	1.10%[1]	1.06%	1.08%	1.15%	1.28%	1.28%
Ratio of net investment income to average net assets	0.29%[1]	0.40%	0.17%	0.12%	0.32%	0.49%
Portfolio turnover rate	13.61%[2]	31.04%	29.22%	44.44%	38.22%	41.31%

*	Unaudited
[1]	Annualized
[2]	Not Annualized
[3]	Amount represents less than $0.01 per share.

See accompanying notes to financial statements.

FINANCIAL HIGHLIGHTS

Stratton Monthly Dividend REIT Shares

The table below sets forth financial data for a share of capital stock outstanding throughout each period presented.

	6 Months Ended 6/30/07*	Years Ended December 31,
		2006	2005	2004	2003	2002
Net Asset Value, Beginning of Period	$38.86	$34.35	$36.86	$32.86	$26.56	$26.74

Income From Investment Operations
Net investment income	1.30	0.89	0.94	0.98	1.26	1.09
Redemption fees	— [3]	— [3]	0.01	0.01	0.01	0.05
Net gains (losses) on securities (both realized and unrealized)	(2.99)	8.47	0.52	6.01	6.95	0.60

Total from investment operations	(1.69)	9.36	1.47	7.00	8.22	1.74

Less Distributions
Dividends (from net investment income)	(0.78)	(0.89)	(0.94)	(0.98)	(1.26)	(1.09)
Distributions (from capital gains)	(2.31)	(3.96)	(3.04)	(2.02)	—	—
Return of capital	—	—	—	—	(0.66)	(0.83)

Total distributions	(3.09)	(4.85)	(3.98)	(3.00)	(1.92)	(1.92)

Net Asset Value, End of Period	$34.08	$38.86	$34.35	$36.86	$32.86	$26.56

Total Return	(4.56)%[2]	28.32%	4.11%	22.17%	32.38%	6.46%
Ratios/Supplemental Data
Net assets, end of period (in 000’s)	$136,741	$165,451	$153,344	$211,477	$204,833	$133,838
Ratio of expenses to average net assets	0.91%[1]	0.91%	0.95%	0.96%	1.00%	1.03%
Ratio of net investment income to average net assets	6.68%[1]	2.36%	2.49%	2.90%	3.50%	3.92%
Portfolio turnover rate	6.42%[2]	20.20%	5.36%	44.28%	25.43%	24.33%

*	Unaudited
[1]	Annualized
[2]	Not Annualized
[3]	Amount represents less than $0.01 per share.

See accompanying notes to financial statements.

FINANCIAL HIGHLIGHTS

Stratton Small-Cap Value Fund

The table below sets forth financial data for a share of capital stock outstanding throughout each period presented.

	6 Months Ended 6/30/07*	Years Ended December 31,
		2006	2005	2004	2003	2002
Net Asset Value, Beginning of Period	$48.43	$43.28	$40.33	$32.96	$22.88	$25.30

Income From Investment Operations
Net investment income (loss)	0.09	(0.02)	(0.07)	(0.15)	(0.23)	(0.17)
Redemption fees	— [3]	0.01	0.02	—	—	—
Net gains (losses) on securities (both realized and unrealized)	3.86	5.97	4.43	8.75	11.55	(2.24)

Total from investment operations	3.95	5.96	4.38	8.60	11.32	(2.41)

Less Distributions
Dividends (from net investment income)	(0.08)	—	—	—	—	—
Distributions (from capital gains)	(0.49)	(0.81)	(1.43)	(1.23)	(1.24)	(0.01)

Total distributions	(0.57)	(0.81)	(1.43)	(1.23)	(1.24)	(0.01)

Net Asset Value, End of Period	$51.81	$48.43	$43.28	$40.33	$32.96	$22.88

Total Return	8.15%[2]	13.82%	10.86%	26.43%	49.63%	(9.51)%
Ratios/Supplemental Data
Net assets, end of period (in 000’s)	$862,526	$736,934	$355,413	$116,472	$62,184	$44,832
Ratio of expenses to average net assets	0.84%[1]	1.21%	1.28%	1.47%	1.67%	1.68%
Ratio of net investment income (loss) to average net assets	0.33%[1]	(0.06)%	(0.25)%	(0.57)%	(0.88)%	(0.69)%
Portfolio turnover rate	4.80%[2]	29.41%	15.49%	16.54%	25.94%	17.66%

*	Unaudited
[1]	Annualized
[2]	Not Annualized
[3]	Amount represents less than $0.01 per share.

See accompanying notes to financial statements.

ADDITIONAL INFORMATION

(unaudited)

Disclosure of Fund Expenses

As a shareholder of the Funds, you incur two types of costs: (1) redemption fees if you redeem within 120 days of purchase; and (2) ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

Each example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period January 1, 2007 through June 30, 2007.

Actual Expenses

The first line of each table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the numbers in the first line under the heading entitled “Expenses Paid During Six Month Period Ending 6/30/07” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each table below provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not each Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if theses transactional costs were included, your costs would have been higher.

Stratton Multi-Cap Fund

	Beginning Account Value 1/1/07	Ending Account Value 6/30/07	Expenses Paid During Six Month Period Ending 6/30/07*
Actual	$1,000.00	$1,139.60	$5.80
Hypothetical (5% return before expenses)	$1,000.00	$1,019.23	$5.48

*	Expenses are equal to the Fund’s annualized expense ratio of 1.10% multiplied by the average account value over the period, multiplied by 180/365 (to reflect the one-half year period).

ADDITIONAL INFORMATION (continued)

(unaudited)

Stratton Monthly Dividend REIT Shares

	Beginning Account Value 1/1/07	Ending Account Value 6/30/07	Expenses Paid During Six Month Period Ending 6/30/07*
Actual	$1,000.00	$954.40	$4.39
Hypothetical (5% return before expenses)	$1,000.00	$1,020.17	$4.53

*	Expenses are equal to the Fund’s annualized expense ratio of 0.91% multiplied by the average account value over the period, multiplied by 180/365 (to reflect the one-half year period).

Stratton Small-Cap Value Fund

	Beginning Account Value 1/1/07	Ending Account Value 6/30/07	Expenses Paid During Six Month Period Ending 6/30/07*
Actual	$1,000.00	$1,081.50	$4.31
Hypothetical (5% return before expenses)	$1,000.00	$1,020.52	$4.18

*	Expenses are equal to the Fund’s annualized expense ratio of 0.84% multiplied by the average account value over the period, multiplied by 180/365 (to reflect the one-half year period).

ADVISORY AGREEMENTS

(unaudited)

Board Consideration and Re-Approval of Advisory Agreements

The Directors of the Stratton Funds unanimously approved the continuance of the Investment Advisory Agreements (the “Advisory Agreements”) between each Fund and the Advisor at a meeting held on June 12, 2007.

In advance of the meeting, the Directors received various materials from the Advisor and PFPC, Inc., the administrator for the Stratton Funds (the “Administrator”). The materials included, (i) a Memorandum prepared by Fund counsel to assist the Directors in their consideration of the renewals of the Advisory Agreements, (ii) a Memorandum prepared by the Advisor outlining its services provided to the Funds, (iii) a broker commission report for fiscal year end 2006 for each Fund, (iv) a soft dollar relationship report for the Advisor for fiscal year end 2006, and (v) comparative performance and expense information of other investment companies with similar objectives, derived from data compiled by an independent third-party provider (the “Provider”).

Prior to voting, the Directors reviewed the materials with management. The Independent Directors of the Funds also discussed the proposed continuances in a private session at which no representatives of the Advisor were present. In reaching their determinations relating to continuance of the Advisory Agreements with respect to each of the Funds, the Directors considered all factors they believed relevant relating to both the Directors’ selection of the Advisor and the approval of the fee and any other amounts paid under the Advisory Agreements, including the following:

1.	the nature, extent and quality of the advisory services rendered by the Advisor;

2.	the investment performance of the Funds;

3.	the costs of services to be provided by the Advisor and its affiliates from the relationship with the Funds; and

4.	comparisons of the expense ratios and advisory fees for the Funds relative to other comparable funds.

Nature, extent and quality of services

The Advisor manages the investment of the assets of the Funds, including making purchases and sales of portfolio securities consistent with the Funds’ investment objectives and policies. Although the Funds retain the Administrator to provide accounting and administrative services, the Advisor also provides the Funds with certain other services (exclusive of, and in addition to, any such services provided by any others retained by the Funds) and with certain executive personnel necessary for its operations. The Advisor pays all of the compensation of the Officers of the Funds who are employees of the Advisor.

The Directors considered the scope and quality of services provided by the Advisor under the Advisory Agreements and noted that the scope of services provided had expanded over time as a result of regulatory and other developments. The Directors noted that, for example, the Advisor is responsible for maintaining and monitoring its own compliance program and shares the services for economic reasons with the Funds’ Chief Compliance Officer.

The Directors considered the quality of the investment research capabilities of the Advisor and the other resources the Advisor has dedicated to performing services for the Funds. The quality of other services, including the Advisor’s assistance in the coordination of the activities of some of the Funds’ other service providers, also was considered.

The Directors also considered the nature and quality of the services provided by the Advisor to the Funds in light of their experience as Directors of the Funds, their confidence in the Advisor’s integrity and competence gained from that experience and the Advisor’s responsiveness to concerns raised by them in the past.

ADVISORY AGREEMENTS (continued)

(unaudited)

The Directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided (and expected to be provided) to the Funds under the Advisory Agreements.

Investment performance

In addition to the performance information received by the Directors for each regular Board meeting, the Directors receive detailed performance information for the Funds each month.

At the June meeting, the Directors first reviewed the total return history for each Fund since inception. Second, the Directors reviewed data that compared the Funds’ performance to the performance of funds in their peer groups, as categorized by the Provider, over annualized one-, three- and five-year periods ended at March 31, 2007. The Directors concluded that the Funds’ investment performance, given each Fund’s investment objectives and strategies, over time had been satisfactory.

Costs of services provided

The Directors recognized that it is difficult to make comparisons of profitability from investment advisory contracts. This is because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular advisor, the type of clients it advises, its business mix, and numerous assumptions regarding allocations and the advisor’s capital structure and cost of capital.

The Directors considered certain benefits the Advisor realizes due to its relationship with the Funds. In particular, the Advisor has certain soft dollar arrangements under which certain brokers may provide industry research to the Advisor’s portfolio managers through the use of a portion of the brokerage commissions generated from the Advisor’s trading activities on behalf of the Funds. The Directors acknowledge that the Funds’ shareholders also benefit from these soft dollar arrangements because the Advisor is able to receive this research used in the management of the Funds’ portfolios.

The Directors also considered other benefits relating to the relationship between the Advisor and the Funds. It was noted that several of the large institutional and individual accounts in the Fund family are also clients of the Advisor and utilize the management company’s other products and services. It was also noted that some of these accounts are owned or controlled by employees of the management company and, in fact, the Advisor’s retirement plan is among these accounts.

Expense ratio and advisory fee comparisons

The Directors considered the total expense ratio of the Funds in comparison to the fees and expenses of funds within the Funds’ peer groups and viewed such comparisons to be favorable to the Funds. The Directors also considered possible economies of scale that may be realized by the Advisor as assets under management increase in considering the reasonableness of the advisory fees.

The Funds’ peer groups consisted of the following relevant categories, as classified by the Provider: Multi-Cap value funds with assets from $94.4 million to $288.6 million in assets for Stratton Multi-Cap Fund; Real Estate funds with assets from $102.6 million to $696.9 million for Stratton Monthly Dividend REIT Shares; and Small-Cap value, core, and growth funds with assets from $165.5 million to $776.4 million for Stratton Small-Cap Value Fund. The information showed that the effective advisory fee rates of .75%, .625%, and .948% (based on net assets at December 31, 2006) for Stratton Multi-Cap Fund, Stratton Monthly Dividend REIT Shares and Stratton Small-Cap Value Fund, respectively, were well within the range of advisory fees paid by the portfolios in the group.

ADVISORY AGREEMENTS (continued)

(unaudited)

Summary

Based on a consideration of all these factors in their totality, the Directors, including all of the Independent Directors, determined that each Fund’s advisory fee was fair and reasonable with respect to the quality of services that the Advisor provides and in light of the other factors described above that the Directors deemed relevant. The Directors based their decision on evaluation of all these factors as a whole and did not consider any one factor as all-important or controlling.

SHAREHOLDER INFORMATION

General Information on the Funds

Requests for a Prospectus, application, financial information including past performance figures or any additional information on the Funds and the available programs should be directed to the Funds’ toll free number at 1-800-634-5726.

Please visit our web site at www.strattonfunds.com to stay up to date on the Funds’ performance and to learn more about the Funds and the services we offer such as our Stratton Funds News Alert. The Alert keeps subscribers informed of any television programs and financial publications that feature our managers. In addition, it features updates on the Funds, bringing insight from our portfolio managers, and addresses changes in the markets and how they affect the Funds’ performance.

Share Price Information

The Funds’ daily NAVs can be found on our website at www.strattonfunds.com. The Funds’ stock ticker symbols for SMCF, SMDS and SSCV are STRGX, STMDX and STSCX, respectively.

Minimum Investment

The minimum amount for the initial purchase of shares of the Funds is $2,000 each for non-retirement accounts. Subsequent purchases may be made in amounts of $100 or more. There is no minimum amount for initial or subsequent investments in retirement accounts.

Redemption Fees

The Funds will assess a redemption fee of 1.50% of the total redemption proceeds if shares are sold or exchanged within 120 days after the purchase date. This fee is retained by the Funds to offset the brokerage commissions, market impact and other costs associated with fluctuations in Fund asset levels and cash flow caused by short-term trading. For purposes of determining whether the redemption fee applies, the shares that have been held the longest will be redeemed first. The fee does not apply to shares purchased through reinvested dividends or capital gains.

Dividends and Distributions

SMDS pays monthly dividends from net investment income. SMDS has made certain investments in REITs that pay dividends to their shareholders based on available funds from operations. It is quite common for these dividends to exceed a REIT’s taxable earnings and profits resulting in the excess portion of such dividends being designated as a return of capital. SMDS intends to include the gross dividends from such REITs in its monthly distributions to its shareholders and, accordingly, a portion of the Fund’s distributions may be reclassified as a return of capital at the end of the fiscal year. Such information will be mailed to shareholders on I.R.S. Form 1099DIV in late February. SMCF and SSCV pay dividends, if any, from net investment income semi-annually and annually, respectively. Each Fund makes distributions of capital gains, if any, at least annually. Dividends and distributions may be reinvested in additional shares of the Funds.

SHAREHOLDER INFORMATION (continued)

Available Programs

Automatic Investment Plan

Shares of a Fund may be purchased through our Automatic Investment Plan. This plan provides a convenient method by which investors may have monies debited directly from their checking, savings or bank money market accounts for investment in a Fund. Participation in this plan requires a $2,000 initial minimum balance and a minimum monthly investment of $100. Only an account maintained at a domestic financial institution that is an Automated Clearing House member may be so designated.

Systematic Cash Withdrawal Plan

Shares of a Fund may be redeemed through our Systematic Cash Withdrawal Plan. Participation in this plan requires an initial minimum account balance of $10,000 and a minimum monthly withdrawal of $50.

Retirement and Education Plans

Shares of the Funds are available for purchase through individual retirement accounts, other retirement plans and education savings accounts. Applications for these plans and further details about procedures to be followed are available by calling 1-800-634-5726.

Proxy Voting

For free information regarding how the Funds voted proxies during the most recent 12-month period ended June 30, or to obtain a free copy of the Funds’ complete proxy voting policies and procedures, call 1-800-634-5726, or visit the SEC’s website at www.sec.gov.

Availability of Quarterly Portfolio Schedules

Each Fund files a schedule of investments for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at www.sec.gov. The Forms N-Q also may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Existing Shareholder Account Services

Shareholders seeking information regarding their accounts and other Fund services, and shareholders executing redemption requests, should call 1-800-472-4266 or write the transfer agent at the following addresses:

via First Class Mail	via Overnight Courier
Stratton Mutual Funds	Stratton Mutual Funds
c/o PFPC Inc.	c/o PFPC Inc.
P. O. Box 9801	101 Sabin Street
Providence, RI 02940	Pawtucket, RI 02860-1427

SHAREHOLDER INFORMATION (continued)

Investment Portfolio Activities

Questions regarding any of the Funds’ investment portfolios should be directed to the Funds’ Advisor:

Stratton Management Company

Plymouth Meeting Executive Campus

610 W. Germantown Pike, Suite 300

Plymouth Meeting, PA 19462-1050

1-800-578-8261

Please do not send account related correspondence to the Advisor. Doing so may delay the processing of your account related request.

DIRECTORS
Lynne M. Cannon	Richard W. Stevens	H. Drake Williams, Jr.
George W. Graner	James W. Stratton	Joel H. Wilson
John J. Lombard, Jr.	Frank Thomas

OFFICERS
James W. Stratton	James A. Beers	Patricia L. Sloan
Chairman	President	Secretary & Treasurer
Stratton Mutual Funds	Stratton Monthly
	Dividend REIT Shares	Brigid E. Hummel
John A. Affleck, CFA		Assistant Secretary &
President	Gerald M. Van Horn, CFA	Assistant Treasurer
Stratton Multi-Cap Fund	President
	Stratton Small-Cap Value Fund	Michelle A. Whalen
Assistant Secretary &
	Joanne E. Kuzma	Assistant Treasurer
Chief Compliance Officer

INVESTMENT ADVISOR
Stratton Management Company
Plymouth Meeting Executive Campus
610 W. Germantown Pike, Suite 300
Plymouth Meeting, PA 19462-1050

TRANSFER AGENT &
DIVIDEND PAYING AGENT
PFPC Inc.
760 Moore Road
King of Prussia, PA 19406-1212
1-800-472-4266

CUSTODIAN BANK
PFPC Trust Company
The Eastwick Center, 8800 Tinicum Boulevard
Philadelphia, PA 19153

Visit the Stratton Mutual Funds web

site at www.strattonfunds.com

Item 2.	Code of Ethics.

Not applicable.

Item 3.	Audit Committee Financial Expert.

Not applicable.

Item 4.	Principal Accountant Fees and Services.

Not applicable.

Item 5.	Audit Committee of Listed registrants.

Not applicable.

Item 6.	Schedule of Investments.

Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11.	Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1)	Not applicable.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	The Stratton Funds, Inc.

By (Signature and Title)*	/s/ James W. Stratton
James W. Stratton, Chief Executive Officer
(principal executive officer)

Date August 9, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ James W. Stratton
James W. Stratton, Chief Executive Officer
(principal executive officer)
Date August 9, 2007

By (Signature and Title)*	/s/ James A. Beers
James A. Beers, Chief Financial Officer
(principal financial officer)
Date August 9, 2007

*	Print the name and title of each signing officer under his or her signature.